Contingent Liabilities	12 Months Ended
Jun. 30, 2024
Disclosure of other provisions, contingent liabilities and contingent assets [Abstract]
Schedule of contingent consideration	Contingent Liabilities
The Group has historically claimed tax credits through its subsidiary, Endava (UK) Ltd, under the U.K.’s RDEC program, which incentivises research and development activities that are directed and overseen from the U.K., resulting in advancements in knowledge or technology.

For the fiscal year ended 30 June 2022, HMRC initiated an inquiry into Endava (UK) Ltd's RDEC claim. The company’s tax years from 30 June 2016, onward remain open to inspection by HMRC. The total value of these RDEC claims, including estimates for the fiscal years ended 30 June 2023 and 2024, is approximately £18.5 million, net of tax.

Management has exercised significant judgment in evaluating the validity of these RDEC claims, relying on its interpretation of the qualifying activities for this claim, interpretation of the relevant tax regulations in effect during the claim periods and consultation with external advisors. Despite the ongoing HMRC review, management remains confident in its position and does not consider it probable that any portion of these claims will be disallowed. As result, no provision has been recorded in the consolidated financial statements related to this inquiry.

The Group had no contingent liabilities at 30 June 2023.